                                                            Hollywood Park, Inc.
                                                            Exhibit 10.43



                                 MASTER LEASE

                                by and between


                       THE CONFEDERATED TRIBES AND BANDS
                          OF THE YAKAMA INDIAN NATION

                                      and

                                HP YAKAMA, INC.



                              September 11, 1997

U.S. Department of the Interior
Bureau of Indian Affairs

Lessee:   HP Yakama, Inc.     Lease No. ____________

Lessor:   The Confederated Tribes and Bands
          of the Yakama Indian Nation

                                                                  Administrative
                                                                     Fee: $ ___


                                 UNITED STATES
                           DEPARTMENT OF THE INTERIOR
                            Bureau of Indian Affairs
                                 Yakama Agency
                               Yakama Reservation
                             Toppenish, Washington



                                                              Lease No._________
                                                              Approved:_________
                                                               Land:____________
                                                               _________________


                                  MASTER LEASE

     This LEASE, handsigned and notarized in quadruplicate, is made and entered into this 11th day of September, 1997 by and between the parties duly identified below as "Lessor" and "Lessee":

     Lessor:   The Confederated Tribes and Bands
               of the Yakama Indian Nation
               P.O. Box 151
               Toppenish, Washington  98948-0151

     Lessee:   HP Yakama, Inc.
               c/o Hollywood Park, Inc.
               1050 South Prairie Avenue
               Inglewood, California  90301

under the provisions of the Act of August 9, 1955 (69 Stat. 539; 25 U.S.C. (S)
415), as amended, and as supplemented by Part 162 - Leasing and Permitting, of the Code of Federal Regulations, Title 25, INDIANS, and any amendments thereto relative to Business Leases on restricted Indian lands, all of which by reference are made a part hereof.

                                   ARTICLE 1
                                   ---------


     Unless otherwise defined herein, the capitalized words and terms used in this Lease shall have the meanings set forth in Exhibit A hereto, "Master Definitions List."


                                   ARTICLE 2
                                   ---------

                                LAND DESCRIPTION
                                ----------------

     For and in consideration of the rents and agreements hereinafter set out, the Lessor hereby leases to the Lessee the lands described, and identified in Exhibit B, together with all buildings and structures thereon and improvements thereto (the "Leased Premises"). Said lands are a part of the lands held in trust by the United States for the benefit of Lessor situated in Yakima County, Washington, and subject to any prior, valid existing rights of way.


                                   ARTICLE 3
                                   ---------
     TERM
     ----

     The initial term of this Lease shall begin on the Effective Date and shall continue thereafter until the seventh (7th) anniversary of the Commencement Date; provided, however, that (i) the term of this Lease shall be extended by
      --------  -------
the number of days of any periods during which the term of the Consulting Agreement has been extended pursuant to Section 3.5 of the Consulting Agreement, and no rent shall be payable hereunder during such suspension period and (ii) this Lease shall terminate and be of no force and effect if the Effective Date has not occurred on or before August 1, 1998.


                                   ARTICLE 4
                                   ---------

                             PURPOSE OF THIS LEASE
                             ---------------------

     For and on behalf of the Lessor Lessee shall use the Leased Premises for the specific purposes of developing the Facility to be operated in accordance with Applicable Law or other lawful uses not inconsistent with the customs and practices of the Nation. If the Lessee uses the Leased Premises for any purpose not set forth herein without the consent and written approval of the Lessor and the Secretary, such use shall constitute grounds for cancellation of this Lease.


                                   ARTICLE 5
                                   ---------

                                    RENTALS
                                    -------

     The Lessee, in consideration of the foregoing, agrees to pay directly to the Lessor at the address set forth herein in lawful money of the United States of America, rent of One Thousand Dollars ($1,000) per month. The parties hereto agree and acknowledge that such rent is based on the appraised fair annual rental as determined by the Bureau of Indian Affairs, after taking into account the additional consideration from Lessee in the making of this Lease, including Lessee's financing of the development of the Leased Premises and Lessee's concurrence with the terms and conditions of the Loan Documents and the other Transaction Documents. It is expressly agreed that the parties waive periodic review of Lease consideration pursuant to 25 C.F.R.
(S) 162.8.


                                   ARTICLE 6
                                   ---------

                                PAYMENT OF RENTS
                                ----------------

     Rental payments due hereunder shall be paid in arrears with the first monthly payment due on the first day of the first complete month following the month in which the Commencement Date occurs. Rental payments shall be paid directly to the Lessor at the address specified herein unless and until Lessee is notified in writing by the Secretary to remit such payments elsewhere.

     There is no additional consideration for this Lease based upon income produced on the Leased Premises.

     Upon receiving written notice from the Secretary, Lessee shall make rent payments accordingly, commencing with the next rental due date and, if requested
                                                                    ------------
by the Secretary, will furnish surety bond as provided in Article 13 (Rental
Bond).

     All rents shall be paid without prior notice or demand.


                                   ARTICLE 7
                                   ---------

                           NONRESPONSIBILITY NOTICES
                           -------------------------

     Prior to the commencement of the development of the Facility or commencement or construction of each other improvement on the Property, or any repair or alteration thereto, the Lessee shall give the Secretary ten (10) days advance notice in writing of intention to begin said activity, in order that nonresponsibility notices may be posted and recorded as provided by State and local laws. Lessor hereby authorizes the Secretary to post said notices on Lessor's behalf. Nothing contained herein shall be construed as a waiver of immunity of trust property from mechanics' nonresponsibility notices while the Leased Premises are in a trust status.


                                   ARTICLE 8
                                   ---------

                           PUBLIC LIABILITY INSURANCE
                           --------------------------

     At all times during the terms of this Lease, Lessee shall carry a public liability insurance policy in commercially reasonable amounts. Said policy is to be written jointly to protect Lessee and Lessor. Evidence, acceptable to the Secretary, of such coverage or a change in coverage shall be furnished to Yakama Agency Superintendent, as an authorized representative of the Secretary. Should Lessee sublease the Leased Premises, the sublease therefor may contain a provision shifting responsibility for carrying the insurance provided for in this article to Lessee's lessee thereunder, provided that Lessee and Lessor herein are named covered parties to such insurance.

                                   ARTICLE 9
                                   ---------

                           FIRE AND DAMAGE INSURANCE
                           -------------------------

     Lessee shall, from the date of approval of this Lease, carry fire insurance with extended coverage endorsements, to include, without limitation, vandalism, jointly in the names of Lessee and Lessor, covering the full value of all improvements and buildings on the Leased Premises. Evidence, acceptable to the Secretary, of such coverage or a change in coverage shall be furnished to an authorized representative of the Secretary. Should Lessee sublease the Leased Premises, the sublease therefor may contain a provision shifting responsibility for carrying the insurance provided for in this Article to Lessee's lessee thereunder, provided that Lessee and Lessor herein are named covered parties to such insurance.

     Premiums will be paid as an operating expense of the Enterprise. Lessee shall deposit with the Secretary evidence, acceptable to the Secretary, that said premiums or other charges have been paid.

     Lessee hereby agrees that damage to or destruction of the Leased Premises (or any portion thereof) where the proceeds received from insurance are being applied towards reconstruction in accordance with the Security Agreement shall not cause termination of this Lease or authorize the Lessee or those claiming by, through, or under it to quit or surrender possession of said lands or any part thereof, and shall not release the Lessee in any way from its liability to pay Lessor the considerations hereinabove provided for or from any other agreements, covenants, or conditions of this Lease.

     If damage to or destruction of the Leased Premises (or any portion thereof) occurs and there are no insurance proceeds or the insurance proceeds are not being applied towards reconstruction in accordance with the Security Agreement, Lessee may elect to either terminate this Lease as of the date the damage occurred, or repair the damage, in which case this Lease shall remain in full force and effect.

     The Term shall be extended to account for the time required to reconstruct the portion of the Facility damaged and being reconstructed in accordance herewith.


                                   ARTICLE 10
                                   ----------

                            REMOVAL OF IMPROVEMENTS
                            -----------------------

     All buildings and improvements, excluding removable personal property and trade fixtures of Lessee and any sublessee (including, without limitation, any Collateral in which Lessee continues to hold an interest pursuant to the Security Agreement), on the Leased Premises shall remain on the Leased Premises after termination of this Lease and shall thereupon become the property of the Lessor. The term "removable personal property and trade fixtures" as used in this Article shall not include property, other than the Collateral, which normally would be attached or affixed to the buildings, improvements, or land in such a way that it would become a part of the realty, regardless of whether such property is in fact so placed in, or on, or affixed to the buildings, improvements, or land in such a way as to legally retain the characteristics of personal property. Personal property and trade fixtures of Lessee and any sublessee (including, without limitation the Collateral) may be removed by Lessee and/or any sublessee at any time during the term of this Lease or within ninety (90) days after termination of this Lease or within such other reasonable time after the termination of this Lease as may be agreed upon between Lessor and Lessee and/or any sublessee. If Lessee and/or any sublessee fails to remove the same within ninety (90) days after termination of this Lease, or such other reasonable time as agreed upon, said fixtures and property shall be deemed abandoned and shall become the property of Lessor.


                                   ARTICLE 11
                                   ----------

                 CONSTRUCTION, MAINTENANCE, REPAIR, ALTERATION
                 ---------------------------------------------

     Subject to Article 7 (Nonresponsibility Notices) of this Lease and approval of the Lessor, the Lessee shall have the right at any time during the term of this Lease to make alterations, additions, or repairs to any improvement or building on the Leased Premises with a cost not in excess of $100,000 in any year or otherwise with the consent of Lessor. Except in connection with alterations, additions or repairs pursuant to the preceding sentence the development of the Facility in accordance with the plans and specifications therefor, removal or demolition of any improvement or building on the Leased Premises shall not be made without the prior approval of the Lessor. The Lessee shall at all times during the term of this Lease maintain the Leased Premises in good order and repair and in a neat, sanitary and attractive condition and in compliance with Applicable Laws.


                                   ARTICLE 12
                                   ----------

                                  RENTAL BOND
                                  -----------

     Upon the occurrence of an Event of Default under this Lease or if Lessee is consistently delinquent in making its rental payments hereunder, the Secretary may require the Lessee to post a bond satisfactory to the Secretary in a sum of not less than the succeeding 3 months' rent, which bond shall be deposited with the Secretary. Any other type of security which may be offered by Lessee to satisfy the requirement of this Article will be given reasonable consideration by the Secretary, but it is agreed that acceptance of other security shall be at the sole discretion of the Lessor and the Secretary. It is agreed that bond required by this provision will guarantee payment of rent only.


                                   ARTICLE 13
                                   ----------

                         COMPANIES BONDING AND INSURING
                         ------------------------------

     All corporate surety bonds provided by Lessee in compliance with this Lease shall be furnished by companies holding certificates of authority from the Secretary of the Treasury as acceptable sureties of Federal bonds. Insurance policies shall be furnished and maintained by such responsible companies as are rate A plus--Class XI or better in the current edition of Best's Insurance Guide.

                                   ARTICLE 14
                                   ----------

                         SUBLEASE, ASSIGNMENT, TRANSFER
                         ------------------------------

     The Lessee shall not, unless otherwise expressly authorized herein, sublease, assign or transfer any right to or interest in this Lease to any Person other than an Affiliate without the written consent of the Lessor and approval of the Secretary and sureties. No such sublease, assignment or transfer shall be valid or binding without said consent and approval and then only upon the condition that sublessee has agreed in writing that in the event of conflict between the provisions of this Lease and of said sublease, the provisions of this Lease shall prevail. The term of any sublease shall not exceed the term of this Lease. No sublease shall release the Lessee from any obligation under this Lease or substitute the sublessee for the Lessee hereunder. Any sublease made, except as aforesaid shall be deemed a breach of this Lease.

     Lessor and the Secretary, in approving this Lease, acknowledge and consent in advance to Lessee's sublease of the Leased Premises to the Tribal Corporation pursuant to the Sublease. The parties acknowledge and agree that the Tribal Corporation will assume Lessee's obligations under this Lease pursuant to the Sublease submitted herewith to the Secretary for approval.

     If a proposal to assign this Lease to a qualified assignee or other successor in interest is submitted while a default in this Lease exists, neither the Secretary nor the Lessor will be obligated to consider said proposal until the Lease is restored to good standing.


                                   ARTICLE 15
                                   ----------

                              STATUS OF SUBLEASES
                              -------------------

     Termination of this Lease, by cancellation or otherwise, shall not serve to cancel approved sublease and/or subtenancies (including, without limitation, the Sublease), but shall operate as an assignment to Lessor of any and all such subleases and/or subtenancies.


                                   ARTICLE 16
                                   ----------

                       AGREEMENTS FOR UTILITY FACILITIES
                       ---------------------------------

     Upon entering into any agreements with public utility companies and the State or any of its political subdivisions to provide utility services to the Leased Premises, the Lessee shall furnish the Lessor and the Secretary with executed copies thereof together with a plat or diagram showing the true location of the utility lines to be constructed.


                                   ARTICLE 17
                                   ----------

                RIGHTS OF WAY FOR STREETS AND UTILITY EASEMENTS
                -----------------------------------------------

     Any rights of way for streets and utility facilities for the enjoyment and development of the Lease Premises shall be granted by the Secretary in accordance with the approved general development plan and pursuant to the Act of February 5, 1948 (62

Stat. 17), and any amendment thereto, and as implemented by regulations appearing in Title 25, INDIANS, Code of Federal Regulations, at Part 169.


                                   ARTICLE 18
                                   ----------

                                  ENCUMBRANCE
                                  -----------

     This Lease, or any right to or interest in this Lease, or any of the Leased Premises, may not be encumbered by the Lessee without the written approval of the Secretary and the Lessor.


                                   ARTICLE 19
                                   ----------

                                  IMPOSITIONS
                                  -----------

     Lessee shall pay all taxes, license and permit fees, charges for public utilities of any kind including, both utilities supplied by Governmental authorities and utilities supplied by private companies, and obligations for any and all other Governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including, but not limited to, assessments for sidewalks, streets, sewers, water, or any public improvements, and any other improvements or benefits which shall, prior to the Effective Date, be made, assessed, levied, or imposed upon, or become due and payable in connection with or a lien upon, the Leased Premises, or any part thereof, (all of such items being herein referred to as "Impositions") prior to any fine, penalty, interest or other charge which may be added thereto for the nonpayment thereof being assessed. Impositions shall be deemed to be operating expenses of the Enterprise and shall be paid and accounted for as such.

     Any Imposition, or part thereof properly allocable to periods before or after the Term, shall be equitably apportioned between Lessor and Lessee. The parties agree to send promptly to the other party copies of any notices in respect of any Imposition, and to furnish to the other party, upon specific request in each instance, official receipts of the proper taxing or other Governmental authorities or other satisfactory proof, evidencing the full payment of that party's share any and all such Impositions.


                                   ARTICLE 20
                                   ----------

                                    DEFAULT
                                    -------

     In the event of default by Lessee in any of the terms and provisions of this Lease, Lessee shall be given notice citing the defaults in the Lease and allowing Lessee, thirty (30) days from receipt of said notice to cure such default or show cause (including, without limitation, pursuant to Article 34 (Sublessee Responsibility) hereof why this Lease should not be cancelled. Lessor and the Secretary may grant a reasonable extension of time is Lessee so requests.

     If Lessee fails to cure such default or show cause why this Lease should not be cancelled, the Secretary may terminate the Lease and the Lessee shall quit and surrender the Leased Premises to Lessor. The Secretary may proceed by suit or otherwise to enforce collection or rents or compliance with other obligations or provisions of the Lease.

     Any action taken or suffered by Lessee as a debtor under any insolvency or bankruptcy act shall constitute a breach of this Lease, and in such event, subject to the provisions of the Bankruptcy Act of the United States, the Lessor or the Secretary may enter the premises and remove all persons and property therefrom, excluding the persons and property belonging to authorized sublessees and may relet the premises without terminating this Lease.


                                   ARTICLE 21
                                   ----------

                              LESSEE'S OBLIGATIONS
                              --------------------

     Because the Leased Premises are held in trust by the United States, all of the Lessee's obligations under this Lease and the obligations of Lessee's sureties, are to the United States as well as to the Lessor.

     Lessee shall furnish the Secretary and Lessor documentary evidence of any change in name or structure of its organization within thirty (30) days of such change. Lessee shall also keep the Lessor and the Secretary informed of any change of person and/or persons authorized to represent Lessee and execute documents on behalf of Lessee and shall furnish the Secretary documentary evidence of such change in authority within ten (10) days of any such change.


                                   ARTICLE 22
                                   ----------

                                    NOTICES
                                    -------

     Any notice required to be given pursuant to this Lease shall be delivered by overnight courier or U.S. Express Mail with notice deemed effective on the later of the first business day after deposit or the day on which the courier confirms delivery, addressed as follows:

     (a)  If to Lessor:

          The Confederated Tribes and
          Bands of the Yakama Indian Nation
          P.O. Box 151
          Toppenish, Washington 98948

     With a copy to:

          Levine & Associates
          2049 Century Park East, Suite 710
          Los Angeles, CA 90017
          Attn:  Jerome Levine, Esq.

     (b)  If to Lessee:

          c/o Hollywood Park, Inc.
          1050 South Prairie Avenue
          Inglewood, CA 90301
          Attn:  Chief Financial Officer

     With simultaneous copies to:

          Irell & Manella LLP
          1800 Avenue of the Stars, Suite 900
          Los Angeles, CA 90067
          Attn:  Alvin Segel, Esq.

or to such other address(es) as the parties provide to each other in writing.


                                   ARTICLE 23
                                   ----------

                                   INSPECTION
                                   ----------

     The Secretary and the Lessor or their authorized representative shall have the right, at any reasonable times upon one (1) day's advance written notice during the term of this Lease to enter upon the Leased Premises to inspect the same.


                                   ARTICLE 24
                                   ----------

                              DELIVERY OF PREMISES
                              --------------------

     At the termination or expiration of this Lease, Lessee will peaceably and without legal process deliver up the possession of the Leased Premises in good condition. Holding over by Lessor after the termination or expiration of this Lease shall not constitute a renewal or extension thereof.


                                   ARTICLE 25
                                   ----------

                      LEASE BINDING AND PRIORITY OF LEASE
                      -----------------------------------

     This Lease and the covenants, conditions and restrictions hereof shall extend to, be binding upon and inure to the benefit of the successors, heirs, assigns, executors and administrators of the parties hereto, and the provisions of such agreement(s) conflict with this Lease, the terms of this Lease shall prevail.


                                   ARTICLE 26
                                   ----------

                         INTEREST OF MEMBER OF CONGRESS
                         ------------------------------

     No member of, or delegate to, Congress, shall be admitted to any share or part of this Lease or to any benefit that may arise herefrom, but his provision shall not be construed to extend to this contract if made with a corporation or company for its general benefit.


                                   ARTICLE 27
                                   ----------

                                    VALIDITY
                                    --------

     This Lease, and any modification or amendment to this Lease, shall not be valid or binding upon either party hereto until approved by the Secretary. Additionally, approval of any proposed modification or amendment to this Lease may not be considered by the Lessor or the Secretary unless the Lease is in good standing.


                                   ARTICLE 28
                                   ----------

                      APPROVAL BY LESSOR AND/OR SECRETARY
                      -----------------------------------

     Whenever under the terms of this Lease the acceptance, consent or approval of the Lessor and/or the Secretary is required, said acceptance, consent or approval shall not be unreasonably withheld.


                                   ARTICLE 29
                                   ----------

                                 FORCE MAJEURE
                                 -------------

     Whenever under this instrument a time is stated within which or by which original construction, repairs or reconstruction of said improvements shall be completed, and if during such period a general or sympathetic strike or lockout, war or rebellion or some other event occurs that is beyond Lessee's power to control, the period of delay so caused shall be added to the period allowed herein for the completion of such work. This provision is in no way intended to extend the term of this Lease.


                                   ARTICLE 30
                                   ----------

                     ENVIRONMENTAL PROTECTION REQUIREMENTS
                     -------------------------------------

     It is agreed that it shall be the responsibility of the Lessee to satisfy all applicable environmental protection requirements as set forth in the National Environmental Policy Act of 1969 and its implementing regulations. It is further agreed that Lessee will furnish the Secretary, at Lessee's sole cost and expense, a copy of all environmental assessments and/or environmental impact statements received by Lessee with respect to the Property.


                                   ARTICLE 31
                                   ----------

           ARCHAEOLOGICAL, CULTURAL AND HISTORIC RESOURCES PROTECTION
           ----------------------------------------------------------

     Lessee agrees that whenever in the course of construction on the Leased Premises involving ground disturbing activities, a qualified archaeologist (specified at 43 C.F.R. 7.8) will monitor to insure that if archaeological or historical resources are uncovered, the construction activity shall immediately be halted and the involved area evaluated regarding the significance of the discovered resource. Within 12 hours of the discovery, the Superintendent of the Yakama Agency shall immediately be notified by the Lessee's archaeologist. Upon notification of the discovery, the Superintendent, or his designee, will initiate a preliminary resource assessment. At the completion of the assessment, the Bureau of Indian Affairs will initiate consultation with the State Historic Preservation Officer and the Advisory Council on Historic Preservation pursuant to the required procedures at 36 C.F.R. 800 (Protection of Historic Properties) and specifically at 36 C.F.R.
800.11 (Properties discovered during implementation of an undertaking) to determine the disposition of the resource. The Lessee will comply with any mitigation measures determined appropriate as a result of the consultation completed pursuant to 36 C.F.R. 800.11. The cost of any required archaeological evaluation, mitigation, analysis, and curation shall be borne by the Lessee. To the extent that performance of the obligations contained in this Article results in any suspension of development of the Facility or the Enterprise, the Term shall be extended by a like amount.


                                   ARTICLE 32
                                   ----------

                          TERMINATION OF FEDERAL TRUST
                          ----------------------------

     Nothing contained in this Lease shall operate to delay or prevent a termination of Federal trust responsibilities with respect to the land by the issuance of a fee patent or otherwise during the term of the Lease; however, such termination shall not serve to abrogate the Lease. The owners of the land and the Lessee and his surety or sureties shall be notified of any such change in the status of the land.


                                   ARTICLE 33
                                   ----------

                                  UNLAWFUL USE
                                  ------------

     The Lessee agrees not to use or cause to be used any part of the Leased Premises for any unlawful conduct or purpose.


                                   ARTICLE 34
                                   ----------

                            SUBLESSEE RESPONSIBILITY
                            ------------------------

     Should Lessee sublease the Leased Premises (including, without limitation, pursuant to the Sublease), the sublease therefor may contain a provision shifting all of the responsibilities of Lessee hereunder to Lessee's lessee thereunder. To the extent that any failure to comply with this Lease arises as a consequence of Sublessee's failure to perform such shifted responsibilities, such failure shall not constitute an Event of Default hereunder.


                                   ARTICLE 35
                                   ----------

                             TERMINATION BY LESSEE
                             ---------------------

     Upon the occurrence of an Event of Default by Lessor and/or Sublessee under any of the Loan Documents and/or the Transaction Documents, Lessee, in addition to and without limitation of any rights it may have pursuant hereto, thereto or Applicable Laws shall be entitled to terminate and cancel this Lease and from and after such termination shall have no further liability hereunder.

                                   ARTICLE 36
                                   ----------

                      LIMITED WAIVER OF SOVEREIGN IMMUNITY
                      ------------------------------------

          1.  Retention of Sovereign Immunity.  By this Agreement, Lessor does
              -------------------------------
not waive, limit or modify its sovereign immunity from unconsented suit or proceedings in arbitration, except as provided in this Article.

          2.  Scope of Waiver.  Subject to the provisions of this Article,
              ---------------
Lessor hereby expressly grants to Lessee and the other Persons within the scope of Article 36, Section 5, a limited waiver of its sovereign immunity from unconsented suit and proceedings in arbitration, its right to require exhaustion of Tribal remedies, its right to seek Tribal remedies and its right to be sued in the Courts of the Nation, as such Courts are or may be established, and consents to suit in accordance with this Article.

          3.  Procedural Requirements.  Lessor grants a limited waiver of its
              -----------------------
sovereign immunity as to suit involving a claim if, and only if, each and every one of the following conditions is met:

                    a. The claim is made by a party designated under Article 36, Section 5, and not by any other Person;

                    b. The claim alleges a breach by Lessor of one or more of the specific obligations or duties expressly assumed by Lessor under the terms of this Agreement or the other Transaction Documents;

                    c.  The claim seeks:

                        (i) some specific action, or discontinuance of some action, by Lessor or the Enterprise to bring Lessor into full compliance with the duties and obligations expressly assumed by Lessor under this Agreement or the other Transaction Documents; or

                        (ii) money damages for noncompliance with the terms and provisions of this Agreement or the other Transaction Documents.

                    d. The claim is made in a detailed written statement to Lessor stating the specific action or discontinuance of action by Lessor or the Enterprise which would cure the alleged breach or non-performance, or the sum of money claimed to be due and owing from Lessor to Lessee by reason of such specific breach or non-performance, and, except where Lessee is seeking injunctive relief, Lessor shall have thirty (30) calendar days to cure such breach or non-performance or to make such payment before arbitration or judicial proceedings may be instituted.

          4.  Time Period.  With respect to any claim authorized in this
              -----------
Article, initial judicial proceedings, as authorized herein, shall be commenced within the later of two (2) years after the claim accrues or one year after the claim is discovered, or such claim shall be forever barred. The waiver granted herein shall commence on the Execution Date and shall continue for two years following the expiration, termination, or cancellation of this Agreement or the other Transaction Documents (whichever is later), except that the waiver shall remain effective for any proceedings then pending, and all appeals therefrom.

          5.  Recipient of Waiver.  The recipients of the benefit of this waiver
              -------------------
of sovereign immunity are limited to Lessee, its successors and assigns.

          6.  Federal Question.  The parties agree that any dispute raised under
              ----------------
the provisions of this Article shall be resolved first pursuant to applicable federal law, and if no federal law applies, pursuant to the applicable laws of the State.

          7.  Service of Process.  In any proceeding brought pursuant to this
              ------------------
Article, Lessor consents to service made in accordance with the notice provisions of this Agreement.

          8.  Enforcement.  Lessor waives its sovereign immunity from a judgment
              -----------
or order consistent with the terms and provisions of this Article, which is final because either the time for appeal thereof has expired or the judgment or order is issued by a court having final appellate jurisdiction over the matter. Lessor consents to the jurisdiction of the United States District Court for the Eastern District of Washington and any court having appellate jurisdiction thereover, consistent with the terms and conditions of this Article. None of the parties shall object to the jurisdiction or venue of said federal court. Without in any way limiting the generality of the foregoing, Lessor expressly authorizes any Governmental authorities who have the right and duty under Applicable Law to take any action authorized by any court, to take such action to give effect to any judgment entered against Lessor, including, without limitation, entering on to the Property, or any other lands within Lessor's jurisdiction, and the Facility to seize possession of any Collateral for the purpose of giving effect to any judgment entered against Lessor pursuant to this Article.

          9.  Assets Pledged to Satisfy Enforcement Proceedings.  The foregoing
              -------------------------------------------------
limited waiver of sovereign immunity is expressly conditioned on the parties' agreement, set forth herein, that the only assets, including property and funds, which shall be available, and which are thus specifically pledged and assigned hereby, to satisfy any enforcement proceedings or judgment in connection with this Agreement, or any other Transaction Document, shall be limited to (i) the Collateral, and (ii) possession of the Leased Premises as provided herein.

          10. Limitation Upon Enforcement.  Damages awarded against Lessor or
              ---------------------------
the Enterprise shall be satisfied solely from assets specified in Article 36,
Section 9, and shall not constitute a lien upon or be collectible from any other income or assets of Lessor, except with the written consent of Lessor.

          11. Expenses of Judicial Enforcement.  Except as ordered by a court
              --------------------------------
of competent jurisdiction, all parties shall bear their own costs, including attorneys' fees, in connection with any judicial proceedings authorized under this Agreement. The parties expressly agree that this provision shall survive the termination, for any reason, or expiration of this Agreement.

          12. Guaranty.  Lessor agrees not to revoke or limit, in whole or in
              --------
part, the limited waiver of sovereign immunity of Lessor contained in this Article or in any way attempt to revoke or limit, in whole or in part, such limited waiver of sovereign immunity. In the event of any such revocation or attempted revocation, the parties expressly recognize and agree that there remains no adequate remedy at law available to Lessee, and Lessor hereby consents to the entry of appropriate injunctive relief consistent with the terms and conditions of this Agreement, as may be granted by any court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties hereto sign and execute this document, as of the date first noted above, as authorized representative of their respective parties:


THE CONFEDERATED TRIBES AND BANDS
OF THE YAKAMA INDIAN NATION,
a federally-recognized Indian Tribe


By:  /s/ Ross Sockzehigh
    -------------------------------------

Name: Ross Sockzehigh
     ------------------------------------

Title:  Chairman
       ----------------------------------


SECRETARY OF INTERIOR


By: ____________________________________

Name:__________________________________

Title:  __________________________________


HP YAKAMA, INC.,
a Delaware corporation


By:  /s/ Bruce Rimbo
    ---------------------------------------

Name:  Bruce Rimbo
      -------------------------------------

Title: Vice President and Secretary
       ------------------------------------

                            ACKNOWLEDGMENTS TO LEASE
                            ------------------------


State of Washington :
           : SS
County of Yakima    :

     On this ____ day of _______________, 1997, before me, the undersigned Notary Public, appeared The Confederated Tribes and Bands of the Yakama Indian Nation, by and through _______________, its _______________, personally known to be, or proved to me on the basis of satisfactory evidence to be, the person who executed the attached document as the authorized representative of The Confederated Tribes and Bands of the Yakama Indian Nation, who swore that the same was an act of his own free will and of the free will of The Confederated Tribes and Bands of the Yakama Indian Nation.


                              ____________________________
                              Notary Public



State of __________ :
           : SS
County of _________ :

     On this ____ day of _______________, 1997, before me, the undersigned Notary Public, appeared HP Yakama, Inc., a _______ corporation, by and through _______________, its ______________________, personally known to be, or proved to me on the basis of satisfactory evidence to be, the person who executed the attached document as the authorized representative of HP Yakama, Inc., who swore that the same was an act of his own free will and of the free will of HP Yakama, Inc.


                              ____________________________
                              Notary Public